UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 27, 2007

SMART & FINAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10811	95-4079584
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Citadel Drive City of Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

(323) 869-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On April 27, 2007, Smart & Final Inc., a Delaware corporation (“Smart & Final”), executed Amendment No. 1 (“Amendment No. 1”) to the previously announced Agreement and Plan of Merger (the “Merger Agreement”) by and among Sharp Holdings Corp., a Delaware corporation (“Buyer”), Sharp Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Buyer (“Acquisition Sub”), and Smart & Final. Buyer and Acquisition Sub are affiliates of Apollo Management, L.P., a Delaware limited partnership.

Amendment No. 1 provides that Smart & Final may engage in discussions with respect to third-party acquisition proposals if Smart & Final’s board of directors determines that such proposal could result in a proposal superior to the merger contemplated by the Merger Agreement. Prior to the execution of Amendment No. 1, the Merger Agreement provided that Smart & Final could engage in discussions only if the third party acquisition proposal would reasonably be expected to result in a proposal superior to the merger contemplated by the Merger Agreement. This change has the effect of enhancing Smart & Final’s ability to engage in discussions with third parties. Amendment No. 1 also provides that Buyer’s and Acquisition Sub’s obligations under the Merger Agreement are conditioned on the fact that the holders of no more than 20% of the outstanding shares of Smart & Final’s common stock shall have demanded and not lost or withdrawn appraisal rights. Prior to the execution of Amendment No. 1, the Merger agreement provided that this condition would not be met if 10% of the outstanding shares of Smart & Final’s common stock demanded and had not lost or withdrawn such rights. This change has the effect of making it more likely that Buyer and Acquisition Sub will be required to consummate the merger contemplated by the Merger Agreement.

The foregoing description of Amendment No. 1 is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and Amendment No. 1, which are attached as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and are each incorporated herein by reference. The Merger Agreement and Amendment No. 1 have been attached to provide investors with information regarding their terms. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the execution of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of February 20, 2007, by and among Sharp Holdings Corp., Sharp Acquisition Corp. and Smart & Final Inc. incorporated by reference to Exhibit Number 2.1 from Smart & Final’s Current Report on Form 8-K, dated February 20, 2007 and filed with the SEC on February 20, 2007.

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of April 27, 2007, by and among Sharp Holdings Corp., Sharp Acquisition Corp. and Smart & Final Inc.

Forward-Looking and Cautionary Statements

This document includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995, which include words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and similar and related expressions. Such forward-looking statements involve risks and uncertainties. Although Smart & Final believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, Smart & Final’s actual results could differ materially from those described in the forward-looking statements. The following factors might cause such a difference: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, as amended, and/or the related stock purchase agreement; the outcome of any legal proceedings that have been or may be instituted against Smart & Final and others following announcement of the Merger Agreement, as amended, or the related stock purchase agreement; the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to the completion of the merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; Smart & Final’s ability to effectively manage business growth; changes in legislation and regulations related to the sale and distribution of food products and the sale of alcoholic beverages; increased competition from other foodservice providers; changes in the acceptance of Smart & Final’s services and products by institutional customers and consumers; changes in customer relationships; acceptance of new programs, services, and products by institutional customers and consumers; and global economic conditions, including interest and currency rate fluctuations, and inflation rates. Additional information regarding these and other risk factors and uncertainties are set forth from time to time in Smart & Final’s filings with the Securities and Exchange Commission, available for viewing on Smart & Final’s website at www.smartandfinal.com (To access this information on Smart & Final’s website, click on “Corporate” and then “SEC”.) All forward-looking statements are based on information available to Smart & Final on the date of this document. Smart & Final undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Smart & Final by affiliates of Apollo Management, L.P. In connection with the proposed transaction, Smart & Final filed a preliminary proxy statement with the Securities and Exchange Commission on March 15, 2007. Smart & Final will file a definitive proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement (when it becomes available) and other documents filed or furnished to the Securities and Exchange Commission by Smart & Final at the Securities and Exchange Commission’s website at www.sec.gov. The definitive proxy statement (when it becomes available) and other relevant materials may also be obtained for free from Smart & Final by directing such request to Investor Relations, Smart & Final Inc., 600 Citadel Drive, Commerce, California 90040. The contents of the websites referenced above are not deemed to be incorporated by reference into the definitive proxy statement.

Participants in Solicitation

Smart & Final and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of Smart & Final’s participants in the solicitation is set forth in Smart & Final’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the merger when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at www.sec.gov and from Smart & Final at www.smartandfinal.com or by directing such request to the address provided above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART & FINAL INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief
Financial Officer

Date: April 27, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 20, 2007, by and among Sharp Holdings Corp., Sharp Acquisition Corp. and Smart & Final Inc. incorporated by reference to Exhibit Number 2.1 from Smart & Final’s Current Report on Form 8-K, dated February 20, 2007 and filed with the SEC on February 20, 2007.

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of April 27, 2007, by and among Sharp Holdings Corp., Sharp Acquisition Corp. and Smart & Final Inc.